UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 28, 2006

LITFUNDING CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-49679	93-1221399
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3700 Pecos McLeod Drive, Suite 100 Las Vegas, Nevada	89121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 317-1610

Copies of Communications to:

Stoecklein Law Group

402 West Broadway, Suite 400

San Diego, CA 92101

(619) 595-4882

Fax (619) 595-4883

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

*THE REGISTRANT IS FILING THIS AMENDED FORM 8-K TO DISCLOSE A REPORTABLE EVENT AS REQUIRED BY REGULATION S-B ITEM 304(a)(1)(iv)(B)(1).

Section 4 – Matters Related to Accounts and Financial Statements

Item 4.01. Changes in Registrant’s Certifying Accountant

The Registrant has appointed Lawrence Scharfman & Co., CPA, P.C., as the Registrant's independent accountants for the year ended December 31, 2005. This is a change in accountants recommended by the Registrant's Executive Management and approved by the Registrant's Board of Directors. The Registrant dismissed Epstein Weber & Conover, PLC and engaged Lawrence Scharfman & Co., CPA, P.C. on April 28, 2006. During the most recent two fiscal years and during the portion of 2006 preceding the Board’s decision, neither the Registrant, nor anyone engaged on its behalf, has consulted with Lawrence Scharfman & Co., CPA, P.C., regarding: (i) either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant’s financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

The report of Epstein Weber & Conover, PLC on the Registrant’s consolidated financial statements for the fiscal years ended December 31, 2004 and 2003 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except for Epstein Weber & Conover, PLC issuance of going concern opinions on the financial statements for the fiscal years ended December 31, 2004 and 2003. From March 26, 2004, the date when Epstein Weber & Conover, PLC was appointed as the Registrant’s independent accountant, and for the most recent fiscal year and the subsequent interim period ending on April 27, 2006, when Epstein Weber & Conover, PLC was dismissed as the Registrant’s independent accountant, there were no disagreements between the Registrant and Epstein Weber & Conover, PLC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Epstein Weber & Conover, PLC would have caused it to make a reference to the subject matter of the disagreement in connection with its audit reports.

The change in accountants does not result from any dissatisfaction with the quality of professional services rendered by Epstein Weber & Conover, PLC, as the independent accountants of the Registrant.

Epstein Weber & Conover, PLC, in their letter filed as Exhibit 16 hereto, states in part that “during the past two fiscal years, we have informed management of LitFunding Corp. of significant deficiencies in internal controls which we believe is a reportable event under 304(a)(1)(iv)(B)(1) of Regulation SB.”

The Registrant does not disagree with Epstein Weber & Conover’s statement, in that in the first quarter of 2005 the Registrant’s audit committee was informed of Epstein Weber & Conover’s inability to rely on the competency of the Registrant’s personnel and practices within the accounting and financial reporting process which resulted in a lack of internal controls necessary to develop reliable financial statements. The deficiencies resulted in the auditors proposing numerous material adjustments related to revenue recognition and the issuance of securities of the Company. The communication from Epstein Weber & Conover to the Registrant’s audit committee resulted in the termination of the services of its prior CFO in June of 2005. In an attempt to prevent future significant deficiencies, the Registrant has retained the services of an outside consulting firm, Opus Pointe, to assist in curing deficiencies in its internal controls.

Section 9 – Financial Statements and Exhibits

Item 9.01	Exhibits

EXHIBITS

Exhibit Number	Description
(16)	Letter from Epstein, Weber & Conover, PLC dated May 25, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

LITFUNDING CORP.

By:/s/ Morton Reed

Morton Reed, President

Date: May 26, 2006